SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 4, 2011

Confederate Motors, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-130858	26-418-2621
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

2222 5th Avenue South, Birmingham, Alabama	35233
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (205) 324-9888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2011, G. Chance Turner resigned as Director of the Company effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Confederate Motors, Inc.

Date: December 5, 2011	By:	/s/Joseph P. Mitchell
Joseph P. Mitchell, CFO